SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report: August 11, 1998
(Date of earliest event reported)


               Asset Securitization Corporation
          Commercial Mortgage Pass-Through Certificates
                         Series 1997-D5
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(Exact Name of registrant as specified in its charter)

Delaware                   33-49370-06                13-3672337
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(State or Other Juris-      (Commission             (I.R.S. Employer
diction of Incorporation)    File Number)            Identification Number)


Two World Financial Center, Building B, New York, New York       10281
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:         212-667-9300
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                    This Document contains exactly 138 Pages.
                         The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D5 issued pursuant to a Pooling and Servicing Agreement, dated as of October 24, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the August 14, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

       (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.       Description



 5.1             99                 Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on
                                    August 14, 1998


 5.2             99                  Comparative Financial Status
                                     Report as of  8/11/98

                                     Delinquent Loan Status Report as of
                                     8/11/98

                                     REO Status Report as of  8/11/98

                                     Historical Loan Modification Report
                                     as of  8/11/98

                                     Historical Loss Estimate Report as of
                                     8/11/98

                                     Watch List Report as of 8/11/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              AMRESCO SERVICES, L.P., IN
                                              ITS CAPACITY AS SERVICER
                                              UNDER THE POOLING AND
                                              SERVICING AGREEMENT ON
                                              BEHALF OF ASSET SECURITIZATION
                                              CORPORATION, REGISTRANT





                                              By: s/s Jeff Whitlatch
                                                    Jeff Whitlatch
                                                    Senior Vice President


                                              By: s/s Sean D. Reilly
                                                     Sean D. Reilly
                                                     Vice President


Date: August 17, 1998



                              EXHIBIT INDEX


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.         Description


5.1             99                  Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on
                                    August 14, 1998


5.2             99                  Comparative Financial Status
                                    Report as of  8/11/98

                                    Delinquent Loan Status Report as of
                                    8/11/98

                                    REO Status Report as of  8/11/98

                                    Historical Loan Modification Report
                                    as of  8/11/98

                                    Historical Loss Estimate Report as of
                                    8/11/98

                                    Watch List Report as of 8/11/98